                                                                Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------



The Board of Directors of
iNLiTE Computers Incorporated




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 24, 2001 except for Note 11, as to which the date
is August 9, 2001 in the Registration Statement on Form SB-2 (File No. 333-   )
and related Prospectus of iNLiTE Computers Incorporated.







New York, New York
April 29, 2002